UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2023

Loop Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41508	47-3975872
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2600 West Olive Avenue, Suite 54470 Burbank, CA	91505
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 436-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	LPTV	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933  (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Line of Credit Loan Agreement, Note and Warrant Amendments

As previously disclosed, effective as of May 13, 2022, Loop Media, Inc. (the “Company”) entered into a Non-Revolving Line of Credit Loan Agreement (the “Loan Agreement”) with several institutions and individuals (each individually a “Lender” and collectively, the “Lenders”) and RAT Investment Holdings, LP, as administrator of the loan (the “Loan Administrator”) for aggregate loans of up to $2.2 million (the “Line of Credit”), evidenced by a Non-Revolving Line of Credit Promissory Note (the “Note”), also effective as of May 13, 2022. The Line of Credit had an initial maturity date of November 13, 2023, or eighteen (18) months from the date of the Loan Agreement (the “Line of Credit Maturity Date”), and accrues interest, payable semi-annually in arrears, at a fixed rate of interest equal to twelve (12) percent per year.

In connection with the Line of Credit, on May 13, 2022, the Company issued a warrant (each a “Line of Credit Warrant” and collectively, the “Line of Credit Warrants”) to each Lender for an aggregate of up to 209,522 shares of the Company’s common stock. Each Line of Credit Warrant initially had an exercise price of $5.25 per share, expires on May 13, 2025 (the “Line of Credit Warrant Expiration Date”), and is exercisable at any time prior to the Line of Credit Warrant Expiration Date.

As previously disclosed, in connection with each Lender’s delivery of a subordination agreement to GemCap Solutions, LLC (the “Senior Lender”) as required under the Company’s Loan and Security Agreement with the Senior Lender, on July 29, 2022, the Company issued a warrant (each a “Subordination Agreement Warrant” and collectively, the “Subordination Agreement Warrants”) to each Lender for an aggregate of up to 104,759 shares of the Company’s common stock. Each Subordination Agreement Warrant initially had an exercise price of $5.25 per share, expires on July 29, 2025 (the “Subordination Agreement Warrant Expiration Date”), and is exercisable at any time prior to the Subordination Agreement Expiration Date.

Effective as of November 13, 2023, the Company entered into a Non-Revolving Line of Credit Loan Agreement Amendment (the “Loan Agreement Amendment”) with the Lenders to: (i) extend the Line of Credit Maturity Date from eighteen (18) months to twenty-seven (27) months from the date of the Loan Agreement, or August 13, 2024; and (ii) amend the payment terms of the Line of Credit such that no payment of interest or principal under the Loan Agreement or the Note will be due and payable from November 13, 2023, to the Line of Credit Maturity Date, as extended, except for (a) one payment of $374,000 on November 13, 2023 (comprised of accrued interest of $132,000 due through November 13, 2023, an initial payment of principal of $220,000 and $22,000 as consideration to extend the maturity date of the Line of Credit); and (b) nine (9) monthly payments of principal of $220,000 plus accrued interest, commencing December 13, 2023. In consideration for the extension of the Line of Credit Maturity Date, the Company agreed to amend the Line of Credit Warrants and the Subordination Agreement Warrants (together, the “Warrants”) to reduce the respective exercise prices thereof to $1.00. The Company also agreed to apply one-third (1/3) of the net proceeds of any capital raise that takes place subsequent to the date of the Loan Agreement Amendment, other than proceeds from an equity offering under the Company’s at-the-market program or from an affiliate or insider, toward paying down the then outstanding principal amount due under the Line of Credit. Pursuant to the Loan Agreement Amendment, each Lender agreed to enter into a lock-up agreement restricting the disposal of any shares of the Company’s common stock that are issued in connection with the exercise of the Warrants for a period of twelve (12) months from the date of the Loan Agreement Amendment.

The Company issued an Amended and Restated Non-Revolving Line of Credit Promissory Note Amendment (the “Amended and Restated Note”) to the Lenders reflecting the extension of the Line of Credit Maturity Date.

The descriptions of the Loan Agreement Amendment and the Amended and Restated Note are qualified in their entirety by reference to the full texts of the Loan Agreement Amendment and the Amended and Restated Note, which are incorporated by reference herein. Copies of the Loan Agreement Amendment and the Amended and Restated Note are included herein as Exhibits 10.1 and 10.2, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 with respect to the Loan Agreement, the Note, the Loan Agreement Amendment and the Amended and Restated Note is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information in Item 1.01 with respect to the Warrants is incorporated by reference into this Item 3.02. The issuance of the Warrants was not registered under the Securities Act of 1933, as amended (the “Securities Act”). The Warrants were issued in a private placement exempt from the registration requirements of the Securities Act, in reliance on the exemptions set forth in Section 4(a)(2) of the Securities Act.

Item 3.03 Material Modifications to Rights of Security Holders.

The information in Item 1.01 with respect to the Warrants is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Non-Revolving Line of Credit Loan Agreement Amendment, effective as of November 13, 2023, by and between the Company, the Loan Administrator and the Lenders.

10.2	Amended and Restated Non-Revolving Line of Credit Promissory Note, dated November 13, 2023, executed by the Company for the benefit of the Lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 17, 2023	LOOP MEDIA, INC.

	By:	/s/ Jon Niermann
Jon Niermann, CEO